CERTIFICATION OF
                          CHIEF EXECUTIVE OFFICER AND
                            CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report on Form 10-KSB of Segway V Corp. for the year ending December 31, 2002, I, Rick Plotnikoff, Chief Executive Officer and Chief Financial Officer of Segway V Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Year End Report of Form 10-KSB for the year ending December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Yearly Report on Form 10-KSB for the year ended December 31, 2002 fairly represents in all material respects, the financial condition and results of operations of Segway V Corp.

Dated:    December 4, 2003

SEGWAY V CORP.


By:  /s/ Rick Plotnikoff
-----------------------------------------
Chief Executive Officer
Chief Financial Officer